Exhibit 99.2

Eastman Chemical Company Announces Pricing of Tender Offer for 3.800% Notes Due 2025

KINGSPORT, Tenn., August 12, 2024—Eastman Chemical Company (the “Company” or “Eastman”) (NYSE: EMN) today announced the consideration payable in connection with the previously announced cash tender offer (the “Tender Offer”) to purchase up to an aggregate principal amount of $250,000,000 (the “Tender Cap”) of the Company’s outstanding 3.800% Notes due 2025 (the “Notes”), as described in the table below.

Title of Security	CUSIP / ISIN Number	Principal Amount Outstanding	Tender Cap (Principal Amount)	Proration Factor(1)	U.S. Reference Treasury Security	Reference Yield	Fixed Spread	Early Tender Premium (per $1,000)	Total Consideration (per $1,000)
3.800% Notes due 2025	277432AR1 / US277432AR19	$699,992,000	$250,000,000	90.28%	1.750% UST due 03/15/2025	4.751%	22.5 bps	$30	$993.26

(1)	Rounded to nearest hundredth of a percentage point.

The Tender Offer was made on the terms and conditions described in the Offer to Purchase, dated July 29, 2024 (the “Offer to Purchase”).

The “Total Consideration” for each $1,000 principal amount of Notes validly tendered and accepted for purchase pursuant to the Tender Offer was determined in the manner described in the Offer to Purchase by reference to the fixed spread for the Notes specified in the table above and on the front cover of the Offer to Purchase plus the yield to maturity based on the bid side price of the U.S. Treasury Reference Security at 10:00 a.m., New York City time, today, and includes an early tender premium of $30 per $1,000 principal amount of the Notes accepted for purchase.

Only holders of Notes who validly tendered and did not validly withdraw their Notes at or prior to 5:00 p.m., New York City time, on August 9, 2024 (the “Early Tender Deadline”) are eligible to receive the Total Consideration for the Notes accepted for purchase. Holders of Notes purchased will also be paid accrued and unpaid interest (rounded to the nearest cent) on such Notes validly tendered and accepted for purchase from the most recent interest payment date up to, but not including, the Early Settlement Date. Withdrawal rights for the Notes expired at 5:00 p.m., New York City time, on August 9, 2024.

On August 14, 2024, the Company expects to pay for the Notes that were validly tendered at or prior to the Early Tender Deadline and that are accepted for purchase (such date, the “Early Settlement Date”).

The purchase of all of the Notes validly tendered and not validly withdrawn in the Tender Offer would cause the Company to purchase Notes with an aggregate principal amount in excess of the Tender Cap. Accordingly, the Notes will be purchased on a pro rata basis up to the Tender Cap in the manner described in the Offer to Purchase by reference to the “Proration Factor” specified in the table above. Since the Tender Offer was fully subscribed as of the Early Tender Deadline, the Company will not accept for purchase any Notes validly tendered after the Early Tender Deadline.

The Company has retained D.F. King & Co., Inc. as the tender agent and information agent (the “Tender and Information Agent”) for the Tender Offer. The Company has retained Barclays Capital Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC as dealer managers (the “Dealer Managers”) for the Tender Offer.

For additional information regarding the terms of the Tender Offer, please contact: Barclays Capital Inc. at (800) 438-3242 (toll-free) or (212) 528-7581 (collect); J.P. Morgan Securities LLC at (866) 834-4666 (toll-free) or (212) 834-3554 (collect); or Morgan Stanley & Co. LLC at (800) 624-1808 (toll-free) or (212) 761-1057 (collect). Requests for documents and questions regarding the tendering of Notes may be directed to the Tender and Information Agent at (800) 967-4614 (toll-free), (212) 269-5550 (toll) or email at EMN@dfking.com.

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER OR SOLICITATION TO PURCHASE NOTES. THE TENDER OFFER IS BEING MADE SOLELY PURSUANT TO THE OFFER TO PURCHASE, WHICH SETS FORTH THE COMPLETE TERMS OF THE TENDER OFFER THAT HOLDERS OF THE NOTES SHOULD CAREFULLY READ PRIOR TO MAKING ANY DECISION.

THE OFFER TO PURCHASE AND THIS PRESS RELEASE DO NOT CONSTITUTE AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL NOTES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS UNLAWFUL. IN ANY JURISDICTION WHERE THE SECURITIES, BLUE SKY OR OTHER LAWS REQUIRE THE TENDER OFFER TO BE MADE BY A LICENSED BROKER OR DEALER, THE TENDER OFFER SHALL BE DEEMED TO BE MADE ON BEHALF OF THE COMPANY BY THE DEALER MANAGERS OR ONE OR MORE REGISTERED BROKERS OR DEALERS LICENSED UNDER THE LAWS OF SUCH JURISDICTION.

NONE OF THE COMPANY, THE DEALER MANAGERS, THE TENDER AND INFORMATION AGENT, OR THE TRUSTEE, NOR ANY OF THEIR RESPECTIVE AFFILIATES, IS MAKING ANY RECOMMENDATION AS TO WHETHER HOLDERS SHOULD TENDER NOTES IN RESPONSE TO THE TENDER OFFER. EACH HOLDER MUST MAKE HIS, HER OR ITS OWN DECISION AS TO WHETHER TO TENDER NOTES AND, IF SO, AS TO WHAT AGGREGATE PRINCIPAL AMOUNT OF NOTES TO TENDER. HOLDERS SHOULD CONSULT THEIR OWN TAX, ACCOUNTING, FINANCIAL AND LEGAL ADVISORS AS THEY DEEM APPROPRIATE REGARDING THE SUITABILITY OF THE TAX, ACCOUNTING, FINANCIAL AND LEGAL CONSEQUENCES OF PARTICIPATING OR DECLINING TO PARTICIPATE IN THE TENDER OFFER.

About Eastman Chemical Company

Founded in 1920, Eastman is a global specialty materials company that produces a broad range of products found in items people use every day. With the purpose of enhancing the quality of life in a material way, Eastman works with customers to deliver innovative products and solutions while maintaining a commitment to safety and sustainability. The Company’s innovation-driven growth model takes advantage of world-class technology platforms, deep customer engagement, and differentiated application development to grow its leading positions in attractive end markets such as transportation, building and construction, and consumables. As a globally inclusive and diverse company, Eastman employs approximately 14,000 people around the world and serves customers in more than 100 countries. The Company had 2023 revenue of approximately $9.2 billion and is headquartered in Kingsport, Tennessee, USA.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act (Section 27A of the Securities Act of 1933, as amended and Section 21E of the Exchange Act). Forward-looking statements address a variety of subjects, including, for example, the terms and timing for completion of the Tender Offer, including the acceptance for purchase of any Notes validly tendered and the expected settlement of payment for Notes validly tendered and accepted for purchase in the Tender Offer. Forward-looking statements are all statements, other than statements of historical fact, that may be made by the Company from time to time. In some cases, you can identify forward-looking statements by terminology such as “anticipates”, “believes”, “estimates”, “expects”, “intends”, “may”, “plans”, “projects”, “forecasts”, “will”, “would”, “could”, and similar expressions, or expressions of the negative of these terms. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: the risks and uncertainties described in the Offer to Purchase.

Forward-looking statements are based upon certain underlying assumptions as of the date such statements were made. Such assumptions are based upon internal estimates and other analyses of current market conditions and trends, management expectations, plans, and strategies, economic conditions, and other factors. Forward-looking statements and the assumptions underlying them are necessarily subject to risks and uncertainties inherent in projecting future conditions and results. Actual results could differ materially from expectations expressed in the forward-looking statements if one or more of the underlying assumptions and expectations proves to be inaccurate or is unrealized. The most significant known factors, risks, and uncertainties that could cause actual results to differ materially from those in the forward-looking statements are identified and discussed under “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. Other factors, risks or uncertainties of which management is not aware, or presently deems immaterial, could also cause actual results to differ materially from those in the forward-looking statements.

Contacts

Media: Tracy Kilgore Addington

423-224-0498 / tracy@eastman.com

Investors: Greg Riddle

212-835-1620 / griddle@eastman.com